INBX Investor Presentation Outcomes Focused August 2023 Innovation Driven

2 Presentation disclaimer This presentation contains forward-looking statements. In some cases, you can identify forward-looking statements by the words “will,” “expect,” “intend,” “plan,” “objective,” “believe,” “estimate,” “potential,” “continue” and “ongoing,” or the negative of these terms, or other comparable terminology intended to identify statements about the future. These statements are based on management’s current beliefs and expectations. These statements include but are not limited to statements regarding Inhibrx, Inc.’s (the “Company”) business strategy, the Company’s plans to develop and commercialize its product candidates, the safety and efficacy of the Company’s product candidates, the Company’s plans and expected timing with respect to clinical trials and regulatory filings and approvals, manufacturing matters, strength of intellectual property protection, and the size and growth potential of the markets for the Company’s product candidates, and any implication that pre-clinical data or preliminary or topline results will be representative of the results of later trials. This presentation also contains certain projections and estimates regarding the Company’s future financial performance, namely potential future revenue for certain of the Company’s product candidates. This information also constitutes forward-looking information and is for illustrative purposes only and should not be relied upon as necessarily being indicative of any future results. The assumptions and estimates underlying this estimated financial information are inherently uncertain and subject to a wide variety of significant business, economic competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. These potential financial information and other forward-looking statements involve substantial known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. Additional information regarding the Company’s risks and uncertainties are described from time to time in the “Risk Factors” section of our Securities and Exchange Commission filings, including those described in our Annual Report on Form 10-K as well as our Quarterly Reports on Form 10-Q, and supplemented from time to time by our Current Reports on Form 8-K. The Company may not actually achieve the plans, intentions or expectations disclosed in its forward-looking statements, and you should not place undue reliance on the Company’s forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements the Company makes. The forward-looking statements in this presentation represent the Company’s views as of the date of this presentation. The Company anticipates that subsequent events and developments will cause its views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company has no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing the Company’s views as of any date subsequent to the date of this presentation. The investigational product candidates discussed in this presentation have not been approved or licensed by the U.S. Food and Drug Administration or by any other regulatory authority, and they are not commercially available in any market. This presentation also contains estimates and other statistical data made by independent parties and by the Company relating to market size and growth and other data about its industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions, and estimates of the Company’s future performance and the future performance of the markets in which it operates are necessarily subject to a high degree of uncertainty and risk. Inhibrx, the Inhibrx logo and ContraMAB are registered trademarks of Inhibrx, Inc. All third-party trademarks used herein are registered trademarks of their respective owners. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy securities.

3 IPO in 2020 First IND in 2018 Founded in 2010 Company overview Partnerships with Industry Leaders: 165+ employees with an experienced leadership team and a deep expertise in protein engineering $192.5M Cash and cash equivalentsKey Financial Highlights: (as of 6/30/2023) 43.7M Common stock outstanding 50.8M Fully diluted outstanding > 30% Internal ownership

Inhibrx's innovative approach to therapeutic discovery

Our core belief:

Our technology and protein engineering expertise enables us to efficiently identify optimal therapeutic formats bespoke to the target biology.

Modular protein engineering platforms



Single domain antibodies



Recombinant proteins



Engineered cytokines



Engineered Fc Domains

Rapid and iterative optimization process

Biological function → Biophysical properties → Pharmacokinetic profile → Therapeutic Format → Developability / Manufacturability → Affinity → Biological function

Therapeutics tailored to disease biology



Multi-valent molecules
Molecule delivers higher clustering correlating with greater activity and more robust signal





Multi-specific molecules
Molecule binds to multiple targets allowing cross linking – a novel way of delivering the drug closer to where its needed





Fc-Fusion Proteins
Endow proteins with antibody-like PK properties



4

Pipeline

	Program	Preclinical / Phase 1 / Phase 2 / Phase 3	
Oncology:	**INBRX-109** tetravalent DR5 agonist	Registration Study	+ Precisely engineered valency to mediate optimal balance of efficacy and safety + Registration-enabling study in chondrosarcoma underway
	INBRX-106 hexavalent OX40 agonist		+ Robust OX40 agonist superior to bivalent antibodies + Promising clinical activity in ongoing phase 1/2 + Randomized, Phase 2 study in CPI r/r NSCLC-SA and in combo with IO; update in Q4 '23 with data expected 2H '24
	INBRX-105 tetravalent PD-L1 targeted 4-1BB agonist		+ Elicits 4-1BB agonism and enhanced T-cell response localized to PD-L1 rich tumor micro-environment + Promising clinical activity in ongoing phase 1/2 + Phase 2 study CPI r/r HNSCC in process; data expected 1H '24
Anti-Inflammatory / Rare disease:	**INBRX-101** recombinant Alpha-1 antitrypsin Fc-fusion protein (AAT-Fc)	Registration Study	+ Optimized to achieve and maintain normal functional Alpha-1 antitrypsin levels with less frequent dosing + Registration-enabling studies in AATD underway + De-risked opportunity in GvHD with studies beginning in Q4 '23/Q1 '24
	Other Programs on the Horizon		+ FcRN Antagonist + Radiopharmaceuticals + T-cell Engagers - ContraMAB® Platform + γδ T-cell Targeted Cisleukin™ Molecule

5

INHIBRx

6 Near term expected clinical milestones 2H 2023 1H 2024 (PD-L1x41BB) Single agent data in r/r HNSCC INBRX-109 (DR5) Initial mesothelioma, Ewing sarcoma, colorectal cancer and GIST combination study data INBRX-101 (GvHD) Trial initiations for aGvHD and cGvHD INBRX-109 (DR5) Registration-enabling Phase 2 Chondrosarcoma data INBRX-105 INBRX-106 (OX40) Randomized, CPI r/r NSCLC data 2H 2024 INBRX-101 (AATD) Initial readout from ElevAATe study (OX40) Keytruda combination update INBRX-106

INBRX-101 AATD recombinant Alpha-1 antitrypsin Fc-fusion protein (AAT-Fc) Recombinant AAT protein Plasma Donor derived AAT protein Goal: To develop a donor-independent source of AAT protein able to keep patients in the range of normal for extended periods of time Current SOC Inhibrx solution AAT

INBRX-101 for the treatment of alpha-1 antitrypsin (AAT) deficiency (AATD)

INBRX-101

Disease background

AATD is an inherited rare disease of the lungs and liver (~15% of cases) characterized by low levels of AAT protein, a neutrophil elastase inhibitor, causing progressive deterioration of the tissue.

ZZ
SZ
Pi*Z and PI*S alleles cause the majority of severe AATD cases


AAT protein

Liver
Hepatocytes synthesize and secrete AAT into the blood stream

Lung
AAT protects from lung tissue damage

Healthy:


AAT protein
Elastase
Elastin
Lung cell

AAT protein inactivates neutrophil elastase thus preventing elastin degradation.

AATD:


Lung cell

Without AAT protein, elastase activity is unchecked and causes damage to the lung tissue and restricts airflow.

Current standard of care

Weekly augmentation of plasma donor derived AAT (pdAAT) brings patients to roughly half the normal level



8

INBRX-101 for the treatment of AATD

INBRX-101

INBRX-101 is a precisly engineered recombinant human AAT-Fc fusion protein



AAT
two recombinant human AAT proteins

Oxidation-prone residues eliminated	**Prevents loss of activity in the lungs**

IgG4 Fc

Extended half-life	**Provides patients with normal level of protein for up to 3-4 weeks**

INBRX-101 characteristics:

Sustainable supply	Not dependent on plasma donation
Purified product	Independent of risks associated with blood derived products
Less frequent dosing	Better quality of life
Normalization of AAT levels	Dosed to keep patients in the healthy normal range

9

INHIBRx

INBRX-101: phase 1 study design

INBRX-101

INBRX-101 phase 1 study: open-label, multicenter, dose-escalating study

Eligibility

Parts 1 and 2:

Adult patients with AATD, regardless of prior treatment with augmentation therapy

AAT serum concentration <11 μMa

Nonsmoker

Part 2
80 and 120-mg/kg cohorts:

Postbronchodilator FEV1 of ≥40% of predicted normal value

Part 1

Single ascending dose (SAD) — Complete

N=24	One dose
N=6	10 mg/kg
N=6	40 mg/kg
N=6	80 mg/kg
N=6	120 mg/kg

Part 2

Multiple ascending dose escalation (MAD) — Complete

N=18	Each patient receives 3 doses, Q3W
N=6	40 mg/kg
N=6	80 mg/kg*
N=6	120 mg/kg*

Primary endpoint:
Safety & tolerability of INBRX-101, determined by the frequency & severity of adverse events

Secondary endpoints:
Pharmacokinetics, pharmacodynamics, and immunogenicity of INBRX-101

* bronchoalveolar lavage

10

INHIBRx

11 INBRX-101 Topline results from phase 1, part 2 Parts 2: Favorable safety and tolerability profile with only mild and a few moderate AEs that were transient and fully reversible with minimal or no symptomatic care Dose related increases in maximal and total exposure occurred across entirety of SAD and MAD ranges of 10-120 mg/kg. Overall, antidrug antibodies (ADAs) had no significant impact on INBRX-101 PK INBRX-101 topline results – 3rd dose of 40, 80 or 120 mg/kg (Q3W): MAD cohorts demonstrate observed Cavg of functional AAT of 37.6 µM and 45.4 µM over the 21-day dosing interval following the third 80 mg/kg and 120 mg/kg doses, respectively. In contrast, fAAT levels from PiMM genotype healthy volunteers (n=65) ranged from 21 to 54 micromolar (µM), with a mean of 36 µM. fAAT levels at Day 70 (28 days following the 3rd dose), on average, were within the normal range for the 120 mg/kg dose level. Fu nc tio na l A AT le ve ls (μ M ) Time (days) Indicates timing after third dose * Baseline values shown at Day 0 Baseline: 120 mg/kg 80 mg/kg 40 mg/kg 14 2821 40 100 60 80 20 0 0 7 Healthy (PiMM) Normal Range

INDRX-101 is present in the lung in every patient sampled following IV dosing suggesting penetration to target organ

INBRX-101

Bronchoalveolar lavage fluid (BALF) sample collection and analysis

BALF samples were collected from 3 lobes of the lung for each patient in the 80 (N = 5) and 120 (N = 6) mg/kg MAD cohorts prior to dosing and two weeks after completion of multiple dosing.

INBRX-101 concentrations were measured using a proprietary validated mass spectrometry assay specific to INBRX-101.

BALF assessment results

Rolled over from the Part 1 SAD2 had measurable INBRX-101 while drug was undetectable in INBRX-101 naïve patients (data not shown).

Post-dose, INBRX-101 was present in each lung lobe of every patient for which a bronchoscopy was performed.

The Phase 1 study data provide emerging evidence of a dose-dependent increase in INBRX-101 lung exposure.



200
150
100
50
0
INBRX-101 (µg/mL)
Day 56
80 mg/kg
naive
rollover
120 mg/kg
naive
rollover

- Each point represents the average INBRX-101 concentration measured across three lobes in an individual subject.
- Horizontal lines are the median values for each dose level.

12

INHIBRx

Modeled phase 2 dose of 120 mg/kg Q4W achieves AAT normal range

INBRX-101

Projected mean steady-state functional AAT levels



80
60
40
20
0
Functional AAT levels (µM)
Baseline:
7
14
21
28
Time (days)
INBRX-101
pdAAT
36 µM mean of functional AAT normal range
11 µM historical putative threshold

- pdAAT is only projected to achieve normal functional AAT levels for 2 – 2.5 days per weekly dose in AATD patients (9/28 days per month).
- INBRX-101 PK/PD modeling and simulation projections: 120 mg/kg Q4W is predicted to achieve and maintain steady-state functional AAT levels within the normal range.
  - Troughs fully greater than 21.1 µM
  - Average concentration of approximately 36 µM
  - Overall exposure at steady-state (AUCs) twice that of pdAAT

13

INHIBRx

INBRX-101 AATD registration-enabling trial

INBRX-101

ELEVAATE

Main Eligibility Criteria

- Adult patients aged 18-80 with AATD and evidence of emphysema
- AAT antigenic serum concentration <11 µM
- Nonsmoker or former smoker
- 5-week washout for those on augmentation therapy
- Randomization stratified by baseline antigenic AAT & FEV1 (% predicted)

Study INBRX101-01-201: ElevAATe

Initiated

- Randomized, active controlled, double-blind
- Head-to-head superiority study: INBRX-101 vs. pdAAT
- 32-week treatment period
- ~40 US, AUS, NZ sites

N=36	INBRX-101 at 120 mg/kg Q3W & placebo on non-dosing weeks
N=36	INBRX-101 at 120 mg/kg Q4W & placebo on non-dosing weeks
N=18	pdAAT at approved dose of 60 mg/kg QW

Primary Endpoint: Mean change in avg fAAT concentration as measured by anti-neutrophil elastase capacity (ANEC) from baseline to average serum trough fAAT concentration at steady state ($C_{trough,ss}$)

Key Secondary Endpoints: INBRX-101 vs pdAAT: mean change in fAAT concentration from baseline to fAAT avg concentration at steady state ($C_{avg,ss}$), and % of days with fAAT above the lower limit of the normal range during steady-state dosing; Bronchoscopy sub-study of ~ 30 patients to run at designated sites

Study INBRX101-01-202: ElevAATe-OLE (Open Label Extension)

ELEVAATE OLE

- Open label, long-term safety and tolerability study
- Combination of naïve and rollover patients from ElevAATe
- Minimum treatment duration of 3 years
- ~40 US, AUS, NZ sites

N=130	INBRX-101 120 mg/kg Q3W

14

INHIBRX

INBRX-101: AATD market opportunity

INBRX-101

Severe* AATD cases

*defined as <11 µM serum AAT levels

ZZ | SZ

US PI*ZZ & PI*SZ AATD market is growing at ~15% annually and projected to grow to $4B due to increased diagnosis.

US prevalence

Total treated US patients

Market revenue potential


TODAY
FUTURE
~100K
~100K
~8K–10K
~40K
Upside market potential from continued increased rate of diagnosis and a focus on earlier prevention of lung loss
~$1B
~$4B

Commercial viability of therapy requires abundant supply only available via INBRX-101

Sources: KOL interviews, Sandhaus chronic obstr pulm dis 2016; Barjaktarevic and Miravitlles BMC pulm med 2021

15

INHIBRx

Clinical data and established guidelines exist for AAT therapy in acute GvHD

INBRX-101

Existing clinical data for Jakafi: Current standard of care

2L (steroid resistant) acute GVHD (aGVHD)

		Ruxolitinib, Incyte[1] (n=49)
Efficacy	ORR (%) at day 28 (per CIBMTR)	28/49 (57%)
	CR (%) at day 28	15/49 (31%)
	OS	51% at 6 months
Safety (n=71)	Grade 3+ AEs	**97.2%**
	Most Frequent AEs	+ Anemia: 64% + Thrombocytopenia 62% + Neutropenia 48%
	Incidence of Infection	**80%**
	Dosing	5-10 mg twice daily

Existing clinical data for plasma-derived AAT therapies

2L (steroid resistant) aGVHD

		Fred Hutch/Baxalta[2] Ph1/2 (n=12)	U of Michigan/CSL[3] AAT +/- Prednisone Ph2 (n=40)
Efficacy	ORR (%) at day 28 (per CIBMTR)	8/12 (67%)	26/40 (65%)
	CR (%) at day 28	4/12 (33%)	14/40 (35%)
	OS	6/12 alive	45% at 6 months
Safety	Grade 3+ AEs	**0%**	**0%**
	Most Frequent AEs	"No clinical apparent toxicity in any patient" 2 d/c due to lack of efficacy	"well tolerated with no infusion reactions or drug-related grade 3 to 4 toxicity"
	Incidence of Infection	0	13/40 (32.5%) Through 30 days
	Dosing	90 mg/kg loading dose followed by either 30 or 60 mg/kg every other day	60mg/kg per day every four days

Active Phase 2/3 studies sponsored by CSL Behring

- The safety and efficacy of alpha-1 antitrypsin (AAT) for the prevention of graft-versus-host disease (GVHD) in patients receiving hematopoietic cell transplant (MODULAATE) (NCT03805789)[3]
- Treatment of GVHD in hematopoietic stem cell transplant (HSCT) recipients using AAT plus corticosteroids (CS) compared with corticosteroids alone (NCT04167514)[4]

Unlike other existing options, INBRX-101 is expected to be combinable with other therapies due to its clean safety profile.

Current Guidelines for aGVHD[5]

National Comprehensive Cancer Network (NCCN)	Ruxolitinib (category 1)	Alemtuzumab	**Alpha-1 antitrypsin**	Anti-thymocyte globulin	Basiliximab	Calcineurin inhibitors	Etanercept
European Society for Blood and Marrow Transplantation (EBMT)	Alemtuzumab	**Alpha-1 antitrypsin**	Basiliximab	Cellular therapies	Daclizumab	Extracorporeal photopheresis	Faecal microbiota transplantation

Sources: 1. https://www.Jakafi.Com/pdf/prescribing-information.Pdf, https://ashpublications.Org/blood/article/135/20/1739/452638/ruxolitinib-for-the-treatment-of-steroid 2. Response of steroid-refractory acute GVHD to a1-antitrypsin, marcondes et at, 2016. http://dx.Doi.Org/10.1016/j.Bbmt.2016.05.011 3. a1-antitrypsin infusion for treatment of steroid-resistant acute graft-versus-host disease, magenau et al, 2018. http://ashpublications.Org/blood/article-pdf/131/12/1372/1405639/blood815746.Pdf 4. https://clinicaltrials.Gov/ 5. listed in alphabetical order and not comprehensive of all consensus recommendations for steroid-refractory GVHD.

16

INBRX-109 tetravalent DR5 agonist Previous generation Goal: To develop a more precise DR5 agonist able to selectively induce apoptosis in tumor cells Empirically selected tetravalent DR5 agonist that restricts unwanted secondary clustering DR5 agonists with limited on target effect or unwanted off tumor toxicity Inhibrx solution

INBRX-109: a next generation DR5 agonist with an optimized balance of efficacy and safety

INBRX-109

Death Receptor 5 (DR5 / TRAIL-R2) is highly expressed on tumorigenic, transformed or damaged cells but not normal cells, making DR5 a promising therapeutic target in oncology[1-4]



Four DR5 sdAbs

Empirically selected and engineered to avoid ADAs



Apoptosis
Tumor Cell
C
Caspase
C
Programmed Cell Death

IgG Fc

Fc engineered to minimize effector function → Prevents cross-linking and higher order clustering

INBRX-109 characteristics:

Tetravalent	Empirically designed to simultaneously engage four DR5 molecules
Immunogenic Epitopes removed	Prevents unwanted higher order clustering via anti-drug antibodies
Effector Disabled Fc	Prevents higher order clustering and allows for antibody-like PK
Smaller Size	sdAb backbone limits molecule size (106 kDa) which may allow for better tumor penetration

1. Mol Cancer Ther. 2012;11(11):2541-2546. 2. Cancer Cell. 2014;26(2):177-189. 3. Haematologica. 2005;90(5):612-624. 4. Cell Res. 2005;15(6):430-438

18

INHIBRx

INBRX-109 is a potent inducer of extrinsic cell death via the DR5 pathway

INBRX-109



DR5
FADD
Tumor cell
Caspase activation
Apoptosis

DR5 (TRAIL-R2) is a pro-apoptotic receptor for TRAIL that is widely expressed on the surface of damaged, transformed or tumor cells, but rarely and at low levels on normal cells.[1-4] TRAIL selectively induces programmed cell death via activation of the FADD and downstream caspase pathway, therefore playing an important role in tumor and viral immune surveillance[5]



TRAIL
DR5
FADD
Tumor cell
Caspase activation
moderate
Apoptosis

While the DR5 trimer is the minimal functional unit for TRAIL activity, clustering of multiple receptors at the cell-cell interface results can generate more potent apoptotic activity[6-8]



INBRX-109
DR5
FADD
Tumor cell
Caspase activation
strong
Apoptosis

INBRX-109, a tetravalent DR5 agonist, is designed to simultaneously engage four DR5 molecules to drive enhanced clustering/signaling in tumor cells while minimizing off-target effects

1. Mol Cancer Ther. 2012;11(11):2541-2546. 2. Cancer Cell. 2014;26(2):177-189. 3. *Haematologica.* 2005;90(5):612-624. 4. *Cell Res.* 2005;15(6):430-438. 5. Antibodies (Basel). 2017;6(4) 6. J Biol Chem. 2012;287(25):21265-21278. 7. Cell. 2019;176(6):1477-1489.e1414. 8. Proc Natl Acad Sci U S A. 2015;112(18):5679-5684.

19

INHIBRx

INBRX-109 is precision-engineered for optimal potency and safety

INBRX-109

Valency drives both DR5-induced tumor cell death and hepatocyte destruction

Impact of valency on DR5-mediated cell death

Impact of valency on cell death:



100
75
50
25
0
% Cell death
0.0001 0.001 0.01 0.1 1 10 100 1000
Test article (nM)

Impact of valency on cell death:



10000
1000
100
10
1
0.1
EC50 (pM)
5.78x
94.2x
6.35x
2
3
4
6
Valency

- anti DR5 mAb bivalent
- TRAIL trivalent
- INBRX-109 tetravalent
- Hexavalent DR5 hexavalent

Impact of valency on hepatotoxicity

InSphero 3D inSight™ human liver microtissue model:



125
100
75
50
25
0
Hepatocyte viability (%)
10^{-6} 10^{-5} 10^{-4} 10^{-3} 10^{-2} 10^{-1} 1 10 100
Ab (nM)
INBRX-109
tetravalent
Hexavalent DR5
hexavalent

20

INHIBRx

INBRX-109: Phase 1 trial design

INBRX-109

Study of INBRX-109 in patients with locally advanced or metastatic solid tumors, including sarcomas

Part 1

INBRX-109 single-agent dose escalation — Complete

N=20

All comers 3+3 design evaluating doses of 0.3 to 30 mg/kg.

INBRX-109 was well tolerated; MTD was not reached

3 mg/kg selected as RP2D

Part 2

INBRX 109 single-agent dose expansion — Ongoing

N=116

N=20	Colorectal adenocarcinoma	N=10	Synovial sarcoma
N=10	Gastric adenocarcinoma	N=12	IDH1/2-mutant conventional chondrosarcoma
N=20	Malignant pleural mesothelioma	N=12	Nonconventional chondrosarcoma
N=20	Chondrosarcoma	N=12	Solid tumors, BMI >30

Part 3

Dose expansion with chemotherapy — Ongoing

N=100

N=10	Mesothelioma with carboplatin or cisplatin	N=20	Ewing sarcoma 2-4L with irinotecan and temozolomide
N=10	Mesothelioma with carboplatin and pemetrexed or cisplatin and pemetrexed	N=20	Colorectal adenocarcinoma with FOLFIRI
N=20	Pancreatic adenocarcinoma 2L with fluorouracil and irinotecan (mFOLFIRI)	N=20	SDH-def solid tumors or GIST with temozolomide

21

INHIBRx

Encouraging mPFS and clinical responses observed in Chondrosarcoma patients treated with INBRX-109

INBRX-109

Impact of valency on DR5-mediated cell death

PFS by Kaplan-Meier analysis



1.0
0.8
0.6
0.4
0.2
0.0
PFS probability
0
5
10
15
20
Months
No. at risk
33
13
6
1
0

Overall median PFS: 7.6 months (range, 0.03-17.8 mo) vs. <4 months historically[1-3]

Among evaluable chondrosarcoma patients (n=31), the disease control rate (DCR) was 87.1% (27/31)

+ 2 patients achieved PR (objective response rate, 6.5%), and 25 patients SD (80.6%)
+ Of those who experienced SD, 13 (52.0%) had decreases from baseline in tumor size

Although no approved agents, current guideline recommended treatment options[4] have demonstrated modest activity as measured by RECIST criteria

+ ivosidenib resulted in no CR or PR, an SD rate of 52% in patients with advanced chondrosarcoma (n=21)[5]
+ pazopanib in patients with unresectable or metastatic conventional chondrosarcoma (N=47) reported a DCR of 43% at week 16[6]

Selected case reports

Partial response:

March 4, 2020 (baseline) | September 3, 2020 (-61%)



+ 29-year-old white male, histologic Grade 3
+ 61% decrease in target lesions (RECISTv1.1)
+ Patient was on study for 45 weeks

Stable disease:

April 29, 2020 | September 4, 2020 (-20%)



+ 55-year-old white male, histologic Grade 3
+ 24% decrease in target lesions (RECISTv1.1)
+ Patient was on study for 77 weeks

IDHmt, isocitrate dehydrogenase 1/2 mutant; PFS, progression-free survival. a Includes 1 patient from dose-escalation cohort A4 (INBRX-109 10 mg/kg) and 22 patients from dose-expansion cohort B4 (INBRX-109 3 mg/kg); b Two patients were excluded due to taking prohibited medication (n=1) or having dedifferentiated chondrosarcoma (n=1).

1. van Maldegem A, et al. *Oncologist* 2019;24(1):110–6. 2. Livingston JA, et al. *Oncotarget* 2016;7(39):64421–30. 3. Duffaud F, et al. *Eur J Cancer* 2021;150:108–18. 4. NCCN. Bone cancer version 2.2022. 5. Tap WD, et al. *J Clin Oncol*. 2020;38(15):1693-1701. 6. Chow W, et al. *Cancer*. 2020;126(1):105-111.

22

INHIBRX

23 INBRX-109 INBRX-109 Phase 2 Registration Enabling Study Primary endpoint: Progression free survival Secondary endpoints: Overall survival, quality of life, overall response rate, duration of response, disease control rate, safety, etc. N=67*N=134* Patients Conventional chondrosarcoma, Grades 2 and 3, unresectable or metastatic Randomization stratified by line of therapy, Grade and IDH1/2 mutation status INBRX-109 for the treatment of unresectable and metastatic conventional chondrosarcoma + FDA fast track designation and orphan-drug designation + EMA orphan-drug designation Completion projected 2H 2024 INBRX-109 Placebo 3 mg/kg every three weeks 3 mg/kg every three weeks *Including interim analysis R 2:1 Ongoing Ongoing

INBRX-106 hexavalent OX40 agonist Hexavalent OX40 agonist with enhanced clustering/signaling Bivalent OX40 agonists elicit weak downstream signals with limited clinical activity Previous generation Goal: To develop a potent OX40 agonist able to induce robust signal activation weak strong Inhibrx solution

INBRX-106: generating robust OX40 signaling to drive anti-tumor activity

INBRX-106

INBRX-106 is designed to boost anti-tumor T-cell activity by potently activating the OX40 co-stimulatory pathway



Six OX40 sdAbs

Designed to agonize OX40 while allowing endogenous OX40L binding


Stimulation
T cell
T
T cells
NK
NK cells
Monocytes
Dendritic cell

IgG Fc

Effector enabled Fc facilitates higher order clustering and greater downstream OX40 pathway signaling

INBRX-106 characteristics:

Hexavalent	Simultaneously engage multiple OX40 to drive enhanced clustering/signaling
Non-Competitive Binding	Complements natural ligand (OX40L) activity
Effector Enabled	Facilitates higher order clustering
Smaller Size	sdAb backbone limits molecule size (129 kDa) which may allow for better tumor penetration

25

INHIBRx

INBRX-106: mechanism of action

INBRX-106

Effective OX40 agonism potentiates the body's immune response towards a tumor



T cell
OX40
TCR
antigen
MHC
Tumor cell

The T-Cell Receptor (TCR) recognizes a tumor-associated antigen presented via MHC. In response, OX40 is upregulated on tumor reactive TILs facilitating an immune response directed towards the tumor.



T cell
OX40
INBRX-106
TCR
antigen
MHC
Tumor cell

Due to its six OX40 sdAb domains, binding of hexavalent INBRX-106 facilitates higher order clustering versus bi-valent and tri-valent endogenous OX40L amplifying the downstream costimulatory signal.



T cells
T
NK cells
NK
Monocytes
Dendritic cell
Tumor

Costimulatory signaling via OX40 and the TCR-MHC receptors induce survival and proliferation of activated antigen-specific CD4 T cells, increases memory T cell generation, CD8+ effector T cells, and suppress the inhibitory capacity of regulatory T cells.

26

INHIBRx

Higher OX40 valency drives T cell activation and ability to overcome T_{reg} suppression

INBRX-106



CD4 T Cell Co-Stimulation[1]
CD4 Activation (CD71 MFI)
50000
40000
30000
20000
10000
0
0.00001
0.0001
0.001
0.01
0.1
1
10
100
Concentration (nM)
Bivalent OX40 mAb
INBRX-106



CD8 T Cell Co-Stimulation[1]
CD8 Activation (CD71 MFI)
150000
100000
50000
0
0.00001
0.0001
0.001
0.01
0.1
1
10
100
OX40 antibody Concentration (nM)
Bivalent OX40 mAb
INBRX-106



Reversal of Treg Suppression[2]
% CD25+ CD4 T cells
30
20
10
0
Addition of Tregs
Untreated
Untreated
Bivalent OX40 mAb
INBRX-106
~2-fold increase vs bi-valent and untreated

- Hexavalent INBRX-106 engagement drives superior co-stimulation of both CD4 and CD8 T-cells versus bi-valent OX40 mAbs
- INBRX-106, but a not bivalent OX40 mAb, reduces regulatory T-cell (T_{reg}) mediated suppression of effector T-cells (T_{eff})

1. T-cell activation monitored by assessing CD71 expression following suboptimal anti-CD3-mediated stimulation
2. Reversal of Treg suppression assessed by CD25 upregulation following anti-CD3 stimulation

27

28 INBRX-106 Valency drives OX40 agonism in CPI-resistant tumor models Syngeneic B16F10 Mouse Tumor Model *INBRX-106 mouse surrogate • OX40 agonism upregulates PD-L1 expression on CD4 and CD8 T-cells supporting rationale of combination with anti-PD1 agents • Hexavalent INBRX-106-a* demonstrated single-agent, single-dose activity in checkpoint-inhibitor responsive and resistant syngeneic tumor models • INBRX-106-a* induced more robust anti-tumor activity as single agent and in combination with anti-PD1 0/10 CRs 1/10 CRs0/10 CRs 0/10 CRs 6/10 CRs 3/10 CRs Vehicle Bivalent OX40 mAb Hexavalent INBRX-106-a* Anti-PD1 Alone Anti-PD1 + Bivalent OX40 mAb Anti-PD1 + Hexavalent INBRX-106-a*

INBRX-106 study design

INBRX-106

Phase 1/2 study of single agent INBRX-106 and INBRX-106 in combination with pembrolizumab in patients with locally advanced or metastatic solid tumors

Part 1
INBRX-106 single-agent dose escalation — Complete

N=20

Part 2
INBRX-106 single-agent dose escalation — Ongoing

N=52-64

- Basket Dose Regimen #1
- Basket Dose Regimen #2
- **NSCLC PD-L1 or TMB high** — Ongoing
- Basket Dose Regimen #3

Part 3
Dose expansion with pembrolizumab — Complete

N=21

Part 4
Dose expansion with pembrolizumab — Ongoing

N=136

- Basket PDL1+
- NSCLC PDL1+
- **NSCLC TMB or PDL1 high** — Ongoing
  - Dose Regimen #1
  - Dose Regimen #2
  - Pembrolizumab Monotherapy
- Basket PDL1 +
- Basket, MMR-def/ MSI-high
- **Uveal melanoma** — Ongoing

Durable responses with anti-PD-1 in CPI-refractory patients across multiple tumor types

Well-tolerated with mild or moderate immune- related toxicities

Recently added single agent IO cohort to further elucidate contribution of benefit

All-comers; CPI r/r; CPI naïve

* Cohorts highlighted in green are actively recruiting

29

INHIBRX

INBRX-105 tetravalent PD-L1 targeted 4-1BB agonist Localized 4-1BB agonist specific to PD-L1+ tissues Indiscriminate 4-1BB activation leads to a narrow therapeutic window limited by hepatotoxicity Previous generation therapy Goal: Restrict potent 4-1BB agonism to areas of high PD-L1 expression Inhibrx solution

INBRX-105: localizing and potentiating the anti-cancer effects of the 4-1BB pathway


INBRX-105

INBRX-105 designed to boost anti-tumor T-cell activity in PD-L1 expressing tissues



Two PD-L1 sdAbs
to target and locally antagonize PD-1 interaction

Two 4-1BB sdAbs
to conditionally agonize 4-1BB while allowing 4-1BBL binding


Tumor cell
Target
T
T cells
Stimulation
T cell
T
T cells
NK
NK cells

FC

Fc engineered to minimize effector function

INBRX-105 characteristics:

Bispecific/ Conditional Agonist	Designed to co-engage PD-L1 and 4-1BB in order to confer PD-L1 dependent 4-1BB agonism
Localization	Targeted to the tumor microenvironment in order to minimize hepatotoxicity
Non-Competitive Binding	Complements natural ligand (4-1BBL) activity
Smaller Size	sdAb backbone limits molecule size (105 kDa) which may allow for better tumor penetration

31
INHIBRx

INBRX-105 mechanism of action


INBRX-105

PD-L1 targeted 4-1BB agonism amplifies anti-tumor response and localizes T-cell activity


T cell
↑4-1BB
TCR
antigen
MHC
PD-L1
Tumor cell

The T-Cell Receptor (TCR) recognizes a tumor-associated antigen presented via MHC. This drives upregulation of 4-1BB on tumor reactive TILs to facilitate an immune response directed towards the tumor.


↑ T cell
4-1BB
TCR
antigen
MHC
INBRX-105
PD-L1
Tumor cell

By crosslinking 4-1BB at sites of high PD-L1 expression, INBRX-105 increases 4-1BB agonism to enhance T-cell survival, activation, and target killing localized to the tumor microenvironment.


T cells
T
NK cells
NK
Tumor

Costimulation of 4-1BB leads to downstream activation on effector cells, including increased proliferation, cytotoxicity, memory generation and possible reversal of exhaustion.

32

INHIBRx

INBRX-105 shows improved T cell modulation over PD-L1 and 4-1BB agents alone or in combination

INBRX-105

T Cell Co-stimulation[1]

Peptide-induced TCR signal



IFNγ+ IFNα+ IL-2+ cell counts
80
60
40
20
0
INBRX-105
Urelumab
(4-1BB agonist)
Atezolizumab
(PDL1 Antagonist)
Urelumab +
Atezolizumab
No
antibody

T Cell Co-stimulation[2]

MHC mismatch-induced TCR signal



IL-2 ng/mL
10
8
6
4
2
0
INBRX-105
Urelumab*
Atezolizumab
Urelumab + Atezolizumab
No antibody
Antibody (nM)

- Co-stimulation with INBRX-105 following TCR engagement yields superior T cell cytokine production.
- INBRX-105 is more potent and induces enhanced cytokine production than PD-L1 blockade and 4-1BB agonism alone or in combination.

* Analog of Urelumab was synthesized based on publicly disclosed sequences.

1 - PBMC stimulated with CEF (Cytomegalo-, Epstein-Barr- and Influenza-Virus) peptide mix, cytokine production measured by FluoroSpot.

2 - Mixed-lymphocyte reaction between cells from two MHC/HLA-mismatched donors, cytokine production measured by ELISA.

33

Localizing 4-1BB agonism to the PD-L1-rich tumor microenvironment leads to potent anti-tumor activity in mouse models

INBRX-105

Enhanced T Cell Infiltration to TME

Day 7



T cell frequency - fold change over vehicle
6
4
2
0
Blood
Spleen
Tumor

MC38:

PD-L1+ Tumor Model[1]



2000
1500
1000
500
0
Tumor volume (mm³)
0
5
10
15
Days post-dose
Vehicle
INBRX-105

- Dramatic increase in T cell frequency in the tumor microenvironment on Day 7 post dose of INBRX-105-a*
- INBRX-105-a* drives complete responses in PD-L1+ mouse tumor models (5/8 CRs)

* Mouse reactive INBRX-105 surrogate.

1 - SD, IV C57BL/6, female. N=8/group.

34

INHIBRx

INBRX-105 study design

INBRX-105

An open-Label, multicenter, dose-escalation, Phase 1/2 study of INBRX-105 and INBRX-105 in combination with pembrolizumab in patients with locally advanced or metastatic solid tumors

Part 1

Single agent dose escalation — Complete

N=32

- Manageable early toxicity profile
- In preliminary data, single agent CRs and PRs observed in CPI r/r patients

Signals in Part 1/2a led to added single-agent expansion cohorts in HNSCC

Part 2

Single agent dose expansion — Ongoing

2a N=32
- N=22 at 1st dosing schedule
- N=10 at 2nd dosing schedule

Cohorts:
- NSCLC TPS >50%
- Cutaneous Melanoma or solid tumor
- HNSCC

2b **HNSCC CPS ≥50% (N=24-48)** — Ongoing
- NPC CPS ≥50% (n=24)
- OPC and other HNSCC CPS ≥50% (n=24)

Part 3

Dose escalation with pembrolizumab — Complete

N=30

Part 4

Dose expansion with pembrolizumab — Complete

N~ 50

Cohorts:
- NSCLC TPS ≥ 50%
- Melanoma
- HNSCC CPS ≥ 1%, MSI/TMB-high solid tumors
- NSCLC TPS 1-49%
- HNSCC CPS ≥ 50%

Legend: All-comers; CPI r/r; CPI naïve

* Cohorts highlighted in green are actively recruiting

35

INHIBRx

Investor Relations: Kelly Deck, CPA CFO 11025 N. Torrey Pines Road Suite 200 La Jolla, CA 92037 Office: 858.795.4260 kelly@inhibrx.com